SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2011

ANOTEROS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-52561	88-0368849
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

24328 Vermont Ave. #300 Harbor City, CA 90710
(Address of principal executive offices)
Phone: (310) 997-2482
(Company’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ANOTEROS, INC.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The Distribution Agreement

On July 21, 2011, Anoteros, Inc., a Nevada Corporation (the “Company”), through its wholly-owned subsidiary, Antero Payment Solutions, Inc., a Nevada corporation (“Antero Payment”) entered into that certain distribution agreement (the “Distribution Agreement”) with TFG Card Solutions, Inc., an Oregon corporation (“TFG”). Pursuant to the terms and conditions of the Distribution Agreement, Antero Payment shall act as a non-exclusive distributor for a series of pre-encoded Stored Value or Bank Cards developed, manufactured and sold by TFG. The Distribution Agreement contains an initial three (3) year period and shall automatically renew until terminated by either party in accordance with the terms and conditions set forth therein.

The Distribution Agreement contains customary mutual confidentiality and indemnification provisions. The foregoing description of the Distribution Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text thereof. A copy of the Distribution Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

The Sales Agreement

On July 21, 2011, Antero Payment entered into that certain Independent Sales Representative Agreement (the “Sales Agreement”) with Veritec Financial Systems, Inc. a Delaware corporation (“Veritec”). Pursuant to the terms and conditions of the Sales Agreement, Antero Payment shall act as a non-exclusive independent sales representative for a series of debit-based products, developed, sold, and licensed by Veritec. The Distribution Agreement shall continue for an initial two year (2) year period, with one (1) year renewal periods subject to the mutual agreement of both parties.

The Sales Agreement contains customary mutual confidentiality and indemnification provisions. The foregoing description of the Sales Agreement is a summary and does not purport to be complete and is qualified in its entirety by reference to the full text thereof. A copy of the Sales Agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits

10.1

Distribution Agreement between Antero Payment and TFG Card Solutions, Inc. dated July 21, 2011.

10.2

Sales Agreement between Antero Payment and Veritec Financial Systems, Inc. dated July 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANOTEROS, INC.
Date: July 26, 2011	By: /s/ Michael J. Sinnwell, Jr.
Michael J. Sinnwell, Jr.
President and Chief Executive Officer

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